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                                                               EXHIBIT 10.2(3)

                                SECOND AMENDMENT
                                     TO THE
                            STOCK PURCHASE AGREEMENT

          SECOND AMENDMENT TO THE STOCK PURCHASE AGREEMENT (as defined below), dated as of April 30, 1996, by and among GGS MANAGEMENT HOLDINGS, INC., a Delaware corporation (the "Company"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GORAN CAPITAL INC., a Canadian corporation ("Goran"), and SYMONS INTERNATIONAL GROUP, INC., an Indiana corporation and a wholly-owned subsidiary of Goran ("SIG").

          WHEREAS, on January 31, 1996, the Company, GSCP, Goran and SIG entered into a Stock Purchase Agreement (the "Stock Purchase Agreement");

          WHEREAS, on March 28, 1996, the Company, GSCP, Goran and SIG entered into the First Amendment to the Stock Purchase Agreement pursuant to which the parties amended certain provisions of the Stock Purchase Agreement and Exhibit J thereto; and

          WHEREAS, the Company, GSCP, Goran and SIG desire to further amend the Stock Purchase Agreement and to amend Exhibit H, Exhibit I and Exhibit N thereto to reflect certain agreements reached by the parties.

          NOW, THEREFORE, the parties hereto agree to as follows:

          1. Amendment to the Stock Purchase Agreement. The Stock Purchase Agreement is hereby amended as follows:

          1.1  Section 4.15(a) is hereby amended as follows:

          (a)  by deleting "(the "IGF Amount")";

          (b) by deleting "the greater of book value or the statutory surplus of IGF as of December 31,1995, as set forth on the audited financial statements of Pafco as of December 31, 1995, (b)" and substituting therefor "$7,500,000 and";

          (c) by deleting the first reference to "the IGF Amount" therein and substituting therefor "$3,475,269";

          (d)  by deleting "(c)" and substituting therefor "(b)";

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          (e)  by deleting the second reference to "the IGF Amount" therein and substituting therefor "$10,975,269";

          (f) by deleting "(with respect to clause (c), with an accompanying agreement, which shall include a pledge agreement with terms similar to the terms of the Pledge Agreement (as defined in 9.2(j)), providing Pafco with a fully perfected first security interest in all of the issued and outstanding shares of capital stock of IGF, to secure payment of such note) or such other assets as shall be reasonably acceptable to Pafco"; and

          (g) by deleting the last sentence thereof and substituting therefor "An "IGF or SIG Company Sale" shall mean (i) a sale or public offering of any shares of a capital stock of IGF, IGF Holdings or SIG (pursuant to a merger or consolidation of IGF, IGF Holdings or SIG with, or sale of such stock to, another person or entity) or (ii) a sale of any assets of IGF, IGF Holdings or SIG not in the ordinary course of business consistent with past practice."

          1.2 Each reference in the Stock Purchase Agreement to an "IGF Company Sale" is hereby deleted and the term "IGF or SIG Company Sale" shall be substituted in each case therefor.

          1.3 Section 4.15(c) is amended by adding, after "except as expressly contemplated by this Agreement", "and except as may be required pursuant to the Credit Agreement (the "Union Revolving Credit Agreement"), dated April __, 1996, between Union (as defined in Section 4.18) and IGF Holdings or pursuant to any agreement ancillary thereto, including the pledge agreement (the "Union Revolving Pledge Agreement"), dated April __, 1996, between Union and IGF Holdings, entered into by IGF Holdings as of the date of the Union Revolving Credit Agreement".

          1.4 Section 4.18 is hereby amended by adding, after "Prior to", "or within 30 days after".

          1.5 Section 5.10 is hereby amended and restated to read in its entirety as follows:

               "5.10. Post-Closing Public Announcements. The Goran Entities agree that, at all times after the Closing, they will not issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby, or which makes reference to GSCP or any of its affiliates without obtaining the prior consent of GSCP as to the timing, content and wording thereof, except as required by applicable Law. In the event of any disclosure required by applicable Law, the Goran Entities will consult with GSCP as to the contents thereof prior to making such disclosure, if it is possible (consistent with the applicable legal requirements) to do so."


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          1.6  Section 9.2(c) is hereby amended by adding before the period at the end thereof the following parenthetical:

"(it being understood that the dollar amount of a Loss suffered or incurred by Goran or SIG or GSCP, as the case may be, indirectly through their ownership of Company Common Stock, as a result of a Loss suffered or incurred directly by the Company or any of its subsidiaries, shall be the dollar amount of the Loss suffered or incurred directly by the Company or any of its subsidiaries (which in the case of a Loss resulting from the failure of IGF Holdings to pay to Pafco any amount of interest, principal or other amount owing pursuant to any IGF Holdings Note shall be not less than the amount failed to be paid by IGF Holdings) multiplied by, (a) in the case of GSCP, the Applicable Percentage at the time of the determination of such Loss and, (b) in the case of Goran or SIG, (x) one minus (y) the Applicable Percentage at the time of the determination of such Loss)"

          1.7 Section 9.2(g) is hereby amended by adding at the end thereof the following paragraph:

          "Notwithstanding anything in this Agreement to the contrary, except with the prior consent of the GSCP, Goran and SIG shall not be entitled to issue any promissory note in respect of any indemnification obligation of Goran or SIG hereunder relating to, arising out of, or resulting from an Event of Default with respect to any IGF Holdings Note or Section 11.5 hereof (to the extent such Section relates to the IGF Holdings Note). In the event that in connection with any such indemnification obligation, the Company shall issue to GSCP shares of Company Common Stock pursuant to Section 9.2(f) hereof such that at any time Goran, SIG and their Affiliates hold, in the aggregate, less than 50.01% of the outstanding shares of Company Common Stock, then, notwithstanding anything in this Agreement to the contrary, in the event that Goran or SIG is thereafter required to indemnify and hold harmless any GSCP Indemnified Party, Goran and SIG shall not be entitled to indemnify and hold harmless such GSCP Indemnified Party by issuing any promissory note."

          1.8  Section 9.2(j) is hereby amended by deleting "first".

          1.9 Section 11.5 is amended by adding, after "the Pledge Agreement", "and the IGF Holdings Notes (it being understood that the joint and several guarantee of Goran and SIG of the obligations of IGF Holdings pursuant to the IGF Holdings Notes and the Pledge Agreement shall be unaffected by any invalidity, irregularity or unenforceability of any IGF Holdings Note or the Pledge Agreement (as a result of a bankruptcy of IGF Holdings or otherwise), the failure of Pafco to enforce its rights thereunder, or any subordination or "blockage" provision contained therein or in any agreement ancillary thereto)".


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          2.   Amendment to the Exhibits to the Stock Purchase Agreement.

          2.1 Exhibit H annexed to the Stock Purchase Agreement is hereby amended by substituting therefor Exhibit H annexed hereto.

          2.2 Exhibit N annexed to the Stock Purchase Agreement is hereby amended by substituting therefor Exhibit N annexed hereto.

          2.3 Subsection (a) of "Covenants" in Exhibit I annexed to the Stock Purchase Agreement is hereby amended by adding, after "the Pledge Agreement", "or the Union Revolving Pledge Agreement".

          2.4 Subsection (f) of "Covenants" in Exhibit I annexed to the Stock Purchase Agreement is hereby amended by adding, after "other than", "$7,500,000 under the Union Revolving Credit Agreement and other than".

          2.5 "Events of Default" in Exhibit I annexed to the Stock Purchase Agreement is hereby amended by adding the following subsection:

               (f) The occurrence of any default of event or default or breach of any provision of or under the Union Revolving Credit Agreement or any agreement ancillary thereto, including the Union Revolving Pledge Agreement.

          3. Miscellaneous. Except as expressly set forth in this Amendment, the Stock Purchase Agreement and the Exhibits thereto shall otherwise remain unchanged and in full force and effect and remain binding upon the parties hereto.



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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                           GGS MANAGEMENT HOLDINGS, INC.

                           By: /s/ Alan G. Symons
                              -------------------------------------------
                               Name:
                               Title:

                           GS CAPITAL PARTNERS II, L.P.

                           By:  GS Advisors, L.P., its general partner
                                By:  GS Advisors, Inc., its general partner

                           By: /s/ Sanjay Patel
                               ------------------------------------------
                               Name: Sanjay Patel
                               Title: Vice President


                           GORAN CAPITAL INC.

                           By: /s/ Alan G. Symons
                               -----------------------------------------
                               Name:
                               Title:

                           SYMONS INTERNATIONAL GROUP, INC.

                           By: /s/ Alan G. Symons
                               -----------------------------------------
                               Name:
                               Title:


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